Exploration and evaluation	12 Months Ended
Dec. 31, 2019
Disclosure Of Exploration And Evaluation Assets [Abstract]
Exploration and evaluation [Text Block]

16. Exploration and evaluation

	2019	2018
	$	$
Net book value - January 1	95,002	102,182
Additions	221	257
Investments tax credits	-	(93)
Transfer to royalty, stream and other interests (i)	(2,288)	-
Impairments (ii)	(49,986)	(7,344)
Net book value - December 31 (iii)	42,949	95,002
Balance - December 31
Cost	101,139	103,206
Accumulated impairment	(58,190)	(8,204)
Net book value - December 31 (iii)	42,949	95,002

(i) In 2016, Osisko entered into an earn-in agreement with Osisko Mining on the Kan property. In 2019, Osisko Mining reached the minimal investment threshold on the Kan property. Therefore, a 100% interest in the Kan property was transferred to Osisko Mining (now held by O3 Mining Inc.) and Osisko holds an escalating NSR royalty ranging from 1.5% to 3.5% on precious metals and a 2.0% NSR royalty on other metals and minerals produced from the Kan property.

(ii) In 2019, the Company incurred an impairment charge of $50.0 million ($37.6 million, net of income taxes) on its Coulon zinc project in Canada for which the Company determined that further exploration and evaluation expenditures are no longer planned in the near term and that the carrying amount of the asset is unlikely to be recovered in full from a sale of the project at the current time. On December 31, 2019, the Coulon project was written down to its estimated recoverable amount of $10.0 million, which was determined by the fair value less cost of disposal using a market approach, based on a dollar value per thousand pounds of mineral reserve/resource of zinc equivalent for comparable sales transactions realized. In 2018, the Company had incurred an impairment charge of $7.3 million ($5.4 million, net of income taxes) on certain exploration and evaluation properties in Canada for which substantive exploration and evaluation expenditures (taking into consideration such expenditures to be incurred by a farmee) is neither budgeted nor planned or for which the Company (or the farmee) has decided to discontinue such activities.

(iii) Exploration and evaluation assets having a net book value of $31.7 million as at December 31, 2019 ($34.0 million as at December 31, 2018) are subject to different earn-in agreements with O3 Mining Inc. ("O3 Mining"), an associate of the Company. Under the earn-in agreements (originally signed in 2016 with Osisko Mining, which has transferred them to O3 Mining in 2019), O3 Mining may earn a 100% interest in most of Osisko's exploration properties located in the James Bay area and Labrador Trough (excluding the Coulon copper-zinc project) upon completing expenditures of $26.0 million over an initial 7-year period; O3 Mining may earn a first 50% interest upon completing expenditures totaling $15.6 million over an initial 4-year period. Osisko will retain an escalating NSR royalty ranging from 1.5% to 3.5% on precious metals and a 2.0% NSR royalty on other metals and minerals produced from the properties. In 2019, investments on the properties by the farmee amounted to approximately $2.0 million for a total to date of $6.6 million.